                                                                   Exhibit 10.18

             CALLIDUS SOFTWARE INC. NON-PLAN STOCK OPTION AGREEMENT

      This Non-Plan Stock Option Agreement is entered into as of APRIL 2, 2002 ("Date of Grant"), between Callidus Software Inc., a Delaware Corporation (the "Company") and REED TAUSSIG (the "Optionee").

      1. Option Grant. The Company hereby grants to Optionee an Option (the "Option") to purchase 250,000 shares of common stock, par value $0.001, of the Company ("Shares") at an exercise price of $0.50 per share, on the terms and subject to the conditions set forth in this Option Agreement.

      2.    Option Exercise.

            (a) Right to Exercise. To the extent the Option has become vested in accordance with paragraph (b) below, the Option may be exercised at any time during the term of the Option as set forth in Section 7. In the event of termination of Optionee's employment with the Company, the exercisability of the Option shall be governed by Section 7 of this Option Agreement.

            (b) Vesting. The Shares subject to the Option shall become vested and exercisable in accordance with the following schedule, subject to Optionee's continuing employment with the Company or any of the Company's subsidiaries:

                  (i) 100% of the Shares subject to the Option shall become vested and exercisable on the seventh anniversary of the Date of Grant (the "Fully Vested Date").

                  (ii) Notwithstanding Section 2(b)(i) above, upon the occurrence of an Acceleration Event (as defined below), one-forth (1/4th) of the Shares subject to the Option shall become vested and exercisable upon the date of the Acceleration Event, and one-thirty-sixth (1/36th) of the Shares subject to the Option shall vest each month thereafter,

            An "Acceleration Event" is defined as an Initial Public Offering of equity securities ("IPO") or upon a sale of the Company with a minimum valuation of $6.67 per share.

            (c) Method of Exercise. During the term of the Option, Optionee (or his representative, devisee or heir, as applicable) may exercise any vested portion of the Option by delivering to the Company written notice in the form attached hereto as Exhibit A together with payment of the exercise price. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Company. The Option may not be exercised for a fraction of a Share. Optionee shall not be entitled to any rights as a stockholder of the Company in respect of any Shares covered by the Option until such Shares shall have been paid for in full and issued to Optionee.

      3. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933 ("Securities Act"), as amended, at the time the Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B.

      4. Definition of Fair Market Value. "Fair Market Value" means, as of any date, the value of the common stock of the Company as determined in good faith by the Board of Directors of the Company (the "Board"), provided, however, that if on such date the common stock of the Company is listed on a national stock exchange or quotation system, then the fair market value of the common stock of the Company shall be the closing sales price for the last market trading day prior to such date, as reported in The Wall Street Journal or such other source as the Board deems reliable.

      5. Method of Payment. Payment of the exercise price shall be made by any of the following methods, or a combination thereof:

            (a)   cash;

            (b)   check; or

            (c)   surrender of other shares of common stock of the Company which
(A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by Optionee for more than six (6) months (or such other period required to avoid a charge to the Company's earnings) on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised.

      6. Restrictions on Exercise. No Shares shall be issued pursuant to the exercise of an Option unless both the exercise of the Option and issuance of Shares comply with all relevant provisions of applicable federal and state securities and other laws and regulations and the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of the Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

      7. Term of Option. The Option shall terminate on the tenth anniversary of the Date of Grant, unless terminated earlier in accordance with the provisions of Section 8 or in the following circumstances:

            (a) Termination. In the event of termination of Optionee's employment with the Company, other than upon Optionee's death or total and permanent disability (as defined by Section 22(e)(3) of the Code ("Disability")), Optionee may, but only within three (3) months following the date of such termination, exercise the Option to the extent it is vested on the date of such termination. To the extent that Option was not vested on the date of such termination, or if Optionee does not exercise the Option to the extent so vested within such three-month period, the Option shall terminate.

            (b) Disability of Optionee. Notwithstanding the provisions hereof, in the event of termination of Optionee's employment with the Company as a result of his Disability,

Optionee may, but only within twelve (12) months following the date of such termination, exercise the Option to the extent otherwise so entitled on the date of such termination. To the extent that Optionee was not entitled to exercise the Option on the date of such termination, or if Optionee does not exercise the Option to the extent so entitled within such 12-month period, the Option shall terminate.

            (c) Death of Optionee. Notwithstanding the provisions hereof, in the event of termination of Optionee's employment with the Company as a result of the death of Optionee, the Option may be exercised at any time within twelve
(12) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee could have exercised the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option on the date of death, or if the Option is not exercised to the extent exercisable within such 12-month period, the Option shall terminate.

      8.    Changes in Capitalization or Change of Control.

            (a) Changes in Capitalization. The number of Shares of common stock covered by the Option, as well as the price per share of common stock covered by the Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued Shares of common stock effected without receipt of consideration by the Company in a manner deemed equitable by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of common stock subject to the Option.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company. Optionee shall have the right to exercise the Option until fifteen (15) days prior to such transaction as to all of the Shares covered thereby. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

            (c) Change of Control. In the event of a Change of Control, the Option may be continued by the Company or may be assumed, or an equivalent option may be substituted, and the Option terminated, by the successor corporation or a parent or subsidiary of such successor corporation. Any portion of the Option (including any portion which has become vested and exercisable upon such Change of Control as a result of Section 2(b) hereof) that is not continued or assumed by the Company or its successor, as applicable, shall be exercisable for a period of time determined by the Board and to the extent not exercised at the end of such period, shall terminate immediately on such Change of Control. For the purposes hereof, "Change of Control" means:

                  (i) The acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934) of the "beneficial ownership" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities (it being understood that securities owned by any person on the date hereof shall not be counted against such limit with respect to such person); or

                  (ii) change in the composition of the Board occurring within a rolling two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are members of the Board as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual not otherwise an Incumbent Director whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Board); or

                  (iii) A merger or consolidation of the Company with any other entity other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity (including the parent corporation of such surviving entity)) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or a sale or disposition by the Company of all or substantially all of the Company's assets.

      9. Lock-up Agreement. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of any registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

      10. Non-Transferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

      11. At-Will Employment. The Option does not confer on Optionee any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary to determine the terms of Optionee's employment.

      12.   Tax Consequences.

            (a) The Option is a nonstatutory stock option. Optionee understands that he may incur federal and state income tax liability upon the exercise of the Option and upon the subsequent disposition of the Shares. Optionee represents that he has consulted with a tax advisor in connection with the purchase or disposition of the shares and that he is not relying on the Company for tax advice.

            (b) By exercising the Option, Optionee agrees that, as a condition to any exercise of the Option, the Company may require Optionee to enter into an arrangement providing for the payment by Optionee to the Company of any tax withholding obligation of the Company arising thereby. At any time Optionee exercises the Option, in whole or in part, or at any time as requested by the Company, Optionee hereby authorizes withholding from payroll and any other amounts payable to Optionee, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Option.

      13. Delegation. Optionee acknowledges that any powers, rights or responsibilities of the Board set forth herein may be delegated to and exercised by any subcommittee thereof.

      14. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

      15. Successors and Assigns. The Company may assign any of its rights under this Option Agreement to single or multiple assignees, and this Option Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Option Agreement shall be binding upon Optionee and his executors, administrators, successors and assigns.

      16. Entire Agreement. This Option Agreement contains the entire understanding of the parties hereto in respect of the subject matter contained herein. This Option Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

      17. Governing Law. This Option Agreement shall be governed by and construed in accordance with the laws of the State of California, without application of the conflict of laws principles thereof.

      18. Counterparts. This Option Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      Optionee hereby accepts the Option subject to all of the terms and provisions of this Option Agreement. Optionee has reviewed this Option Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing the Option and fully understands all provisions of this Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

CALLIDUS SOFTWARE INC.                  OPTIONEE
a Delaware Corporation                  /s/ Reed Taussig
                                        ----------------------------------
                                        Print Name: Reed D. Taussig
By: /s/ RON FIOR
    ------------------------------      Residence Address:
      Name:  Ron Fior                    731 Linden Avenue
      Title: VP Finance and CFO         ----------------------------------
                                         Los Altos, CA 94022
Address:                                ----------------------------------
160 West Santa Clara Avenue
San Jose, CA  95113